December 20, 2006

MELLON FUNDS TRUST

Supplement to Current Prospectuses dated December 30, 2005

The following information supplements the information contained in the Prospectus under the caption "Management":

On December 4, 2006, Mellon Financial Corporation and The Bank of New York Company, Inc. announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, The Dreyfus Corporation, the fund's investment adviser, currently a wholly-owned subsidiary of Mellon Financial Corporation, would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation.

The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.'s and Mellon Financial Corporation's shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial Corporation and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.